SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2002


                         ARIZONA PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)


          Arizona                        1-4473                 86-0011170
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)        Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona           85004
       (Address of principal executive offices)                 (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The Registrant hereby files the following response to a data request from the Federal Energy Regulatory Commission ("FERC") which was filed with FERC on June 5, 2002.

     (c)  Exhibits.

     The Company hereby incorporates the following Exhibits pursuant to Exchange Act Rule 12b-32 and Regulation ss.229.10(d) by reference to the filing set forth below:

                                                            Originally Filed                        Date
Exhibit No.    Description                                     as Exhibit:       File No.(a)     Effective
-----------    -----------                                     -----------       -----------     ---------
99.1           Response of Pinnacle West Capital                  99.1             1-8962          6-6-02
               Corporation ("Pinnacle West"), Arizona
               Public Service Company ("APS"), Pinnacle
               West Energy Corporation ("Pinnacle West
               Energy") and APS Energy Services
               Company, Inc. ("APSES") (excluding exhibits)
               to FERC's May 22, 2002 data request addressed
               to those sellers of natural gas in the United
               States portion of the Western Systems
               Coordinating Council and/or Texas during
               the period 2000-2001.

----------
(a) Reports filed under File No. 1-8962 and 1-4473 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARIZONA PUBLIC SERVICE COMPANY
                                        (Registrant)



Dated: June 6, 2002                     By: Michael V. Palmeri
                                            ----------------------------------
                                            Michael V. Palmeri
                                            Vice President, Finance